UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2024

WORKHORSE GROUP INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37673	26-1394771
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241

(Address of principal executive offices) (zip code)

1 (888) 646-5205

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	WKHS	The Nasdaq Capital Market

Item 3.03. Material Modification to Rights of Security Holders.

On June 17, 2024, the previously disclosed 1-for-20 reverse split of the issued and outstanding shares of Common Stock (the “Reverse Split”) of Workhorse Group Inc. (the “Company”) became effective. The authorized number of shares of Common Stock was not affected by the Reverse Split.

The Company adjusted the exercise price, number of shares issuable on exercise or vesting and/or other terms of its outstanding stock options, warrants, restricted stock, and restricted stock units to reflect the effects of the Reverse Split. The number of shares of Common Stock available for issuance under the Company’s equity incentive plans was not affected.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of federal securities laws with respect to the Company. Forward-looking statements are predictions, projections, and other statements about future events based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this communication, including but not limited to: our ability to cure any deficiencies in compliance with Nasdaq’s minimum bid price requirement (the “Bid Price Requirement”) or maintain compliance with other Nasdaq Listing Rules; the ability of the Reverse Split to allow us to regain compliance with the Bid Price Requirement; our ability to obtain any additional relief necessary to regain compliance from Nasdaq or to meet applicable Nasdaq requirements for any such relief; and risks related to the substantial costs and diversion of personnel’s attention and resources due to these matters. While we are taking actions to address our non-compliance with the Bid Price Requirement, there can be no assurance that we will regain compliance. Continued non-compliance or a delisting from Nasdaq would materially and adversely affect our ability to raise capital and our financial condition and business. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORKHORSE GROUP INC.

Date: June 17, 2024	By:	/s/ James D. Harrington
	Name:	James D. Harrington
	Title:	General Counsel, Chief Compliance Officer and Secretary

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